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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 16, 2005

                             INFINEX VENTURES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                                    000-32843
                                    ---------
                            (Commission File Number)

                                   52-2151798
                                   ----------
                        (IRS Employer Identification No.)

                         3914 Seaton Place,
                         Las Vegas, Nevada,             89121
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            (Address of Principal Executive Offices) (Zip Code)

                                 (450) 229-2361
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                        (Registrant's Telephone Number,
                              Including Area Code)

                470 Des Capucines Street, Adele, Quebec, J8B 1W5
          (Former Name or Former Address, if Changed Since Last Report)







FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS
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Kenneth J. Forbes has resigned as Director from our Board of Directors. Mr.
Forbes' resignation was due to family and personal health reasons. Mr. Riccardo Segat has consented to the Board as a Director of the Company. Mr. Segat has over 20 years of experience in International finance. He is a Founding Partner of Obsidian and Companies, an active investment company looking at developing high growth businesses in partnership with a group of entrepreneurs and high net-worth individuals.

Previously, Mr. Segat has been responsible for the allocation of a 400 million Euro portfolio belonging to Henderson Global Investor's European Private Equity Fund. He was a principal at Compass Partners, a company focused in buying the non-core businesses and assets out of large corporations as a package solution to then restructure and maximise the individual value of the businesses, and was instrumental in the implementation and raising of a (euro)1 billion fund. Mr Segat has held the position of Associate Director for GE Capital's Private Equity as well for Merrill Lynch's Financial Institution Group based in London.

Mr. Segat holds a Master Degree, with Honours in Business Administration from the Universita' Commerciale Luigi Bocconi in Milan. He also spent a term at ESSEC in Paris.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Infinex Ventures, Inc.
                                                     a Nevada corporation

DATED: February 16, 2005                             By: /s/Michael De Rosa
                                                     -----------------------
                                                            Michael De Rosa
                                                            President